                                                                   EXHIBIT 23.3

                          CONSENT OF ELMS, FARIS & CO., P.C.


The Board of Directors
Costilla Energy, Inc.

We consent to the use of our reports incorporated herein by reference.





                             ELMS, FARIS & CO., P.C.


Dallas, Texas
November 12, 1996